UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:     May 26, 2005

(Date of earliest event reported)

CIPRICO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-11336	41-1749708
(Commission File No.)	(IRS Employer Identification No.)

17400 Medina Road, Plymouth, MN 55447

(Address of Principal Executive Offices)(Zip Code)

(763) 551-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events

Ciprico Inc. held its reconvened Annual Meeting of Stockholders at 3:30 pm (CDT) on May 26, 2005.  A quorum was achieved and motions were approved to set the number of directors at seven and to elect two people to serve as directors of the Company.  Mr. Thomas F. Burniece and Mr. Gary L. Hokkanen were elected to serve for three year terms on the Board of Directors.

Pursuant to the Nominating Committee’s report made to the Board of Directors on April 28, 2005, effective at the conclusion of the reconvened Annual Meeting of Stockholders, Mr. James W. Hansen was elected Chairman of the Board and Mr. Michael M. Vekich was elected Lead Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciprico Inc.

	By	/s/ Monte S. Johnson
Date: May 31, 2005		Monte S. Johnson, Interim Chief Financial Officer (Principal Financial and Accounting Officer)